1st Quarter 2025 Investor Presentation

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to natural disasters, including the effects of Hurricane Helene; expected revenues, cost savings, synergies and other benefits from merger and acquisition activities might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; goodwill impairment charges might be incurred; increased competitive pressures among financial services companies; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this document or the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or because of other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements

Founded: 1926 Locations: 34 Employees: 553 Headquarters: Asheville, NC NYSE: HTB Overview $4.6B Assets $3.6B Loans $3.7B Deposits 119% Price to TBV 9,869,533 Total Shares Repurchased Since Buybacks Approved in April 2013 $625MM Market Cap 42,600 TTM Average Daily Volume 17,552,626 Outstanding Shares • Financial data as of March 31, 2025 • Market data as of May 8, 2025 3

One of the Top 50 Community Banks two years in a row - 2023 and 2024 One of the Top 100 Best Banks two years in a row - 2024 and 2025 Ranked 34th in Bank Director’s Best U.S. Banks less than $5 billion - 2024 4 Our Goal Become a High-Performing, Regional Community Bank One of only 16 banks (top 5%) recognized for consistent earnings growth over the past 10 years 2025

The Strategy to Reach Our Goal Become a regionally & nationally recognized Best Place to Work 5

$23.93 $24.69 $25.47 $26.39 $27.10 $27.73 $28.57 $29.24 $30.00 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00 $26.00 $27.00 $28.00 $29.00 $30.00 $31.00 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 See Appendix – Non-GAAP Reconciliation Tangible Book Value Per Share Growth +12.0% CAGR over last 24 months 6

Transfer of Common Stock to NYSE HTB • Transitioned from Nasdaq to the NYSE in February 2025 • Change in ticker from HTBI to HTB • Joined other peers and community banks in transfer • Further demonstration of the maturation of Company • Potential enhanced liquidity and trading volume 7

Focused Deposit Growth Organizational Maturity Strategic Framework High Performance Best Place to Work Added Shareholder Value Engaged Employees Collaborative Culture Great Markets for Business Strong Balance Sheet Foundation Priorities Goals 8

Key Investment Highlights Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 11-12) Successful transition to a commercial bank (See Pages 8, 10, 14-18) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers with local market knowledge • Attractive core deposit mix and cost • Refreshed leadership team with extensive banking experience Our stock represents a value when compared to our peers (See Pages 24-26) Transformation efforts have driven improvements in profitability and our capital position (See Pages 6, 20-22, 27-28) • Top quartile financial performance and superior interest margin • Proven ability to generate noninterest income • Continued expense rationalization • Robust tangible book value growth with minimal AOCI effect • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 21) 9

Refreshed Leadership Team



10 of our 11 board members have been appointed since our 2012 mutual to stock conversion, including the addition of three new directors in April 2024



7 of our 8 Executive officers have joined the Company since our 2012 conversion, joining from leadership positions at institutions such as PNC, SouthState, SunTrust, TCF and Wells Fargo

Board of Directors

- Richard T. Williams, Chair (2016)
- C. Hunter Westbrook, Vice-Chair (2021)
- Bonnie V. Hancock (2024)
- Craig C. Koontz (2010)
- Dwight L. Jacobs (2024)
- Jesse J. Cureton, Jr. (2024)
- John A. Switzer (2019)
- Laura C. Kendall (2016)
- Narasimhulu Neelagaru M.D. (2023)
- Rebekah M. Lowe (2020)
- Robert E. James, Jr. (2016)

Executive Management

- C. Hunter Westbrook – President & CEO (2012)
- Charles F. Sivley Jr. – Chief Technology Officer (2024)
- John Sprink – Commercial Banking Group Executive (2014)
- Kevin M. Nunley – Chief Credit Officer (2020)
- Kristin Y. Powell – Consumer & Bus. Banking Group Executive (2015)
- Lora Jex – Chief Risk Officer (2023)
- Megan Pelletier – Chief Operations & People Officer (2022)
- Tony J. VunCannon – CFO, Corporate Secretary & Treasurer (1992)

**The years identified above reflect the years these individuals joined the Company*

10

Strong Southeast Footprint Source: S&P Global Market Intelligence for MSA Demographics Raleigh 7.4% Population Growth 11.8% HH Income Growth Charlotte 6.6% Population Growth 10.3% HH Income Growth Atlanta 4.4% Population Growth 7.7% HH Income Growth Greenville 6.4% Population Growth 6.3% HH Income Growth (2025 to 2030 Projected Changes) Charleston 7.4% Population Growth 10.1% HH Income Growth Focused on High-Growth Markets 11

Continuing Southeast Migration Source: U.S. Census Bureau, Vintage 2024 Population Estimates 12 Focus on High-Growth Markets

Business Banking Business Banking Centers SBA Lending Community Association Banking Small Business Banking Consumer Banking Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Retail Banking Market Teams Consumer Banking Digital Banking Mortgage Banking Investment Services Professional Banking HELOCs Originated for Sale Primary Lines of Business 13

“Branch-Lite” Business Banking Centers “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Atlanta Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking 14 Hybrid Branch Strategy

Commercial RE (NOO) 27% Commercial RE (OO) 16% Construction and Development 8% Other Commercial 14% Equipment Finance 11% 1-4 Family 17% HELOCs and Other Consumer 7% Diversified Loan Portfolio 15 Total Loans $3,648,609 (Dollars in thousands, as of March 31, 2025) With Low Concentration Risk

$- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 Hospitality Other Healthcare Multifamily Shopping Centers Other Retail Office Industrial Non-Owner Occupied CRE NOO CRE – Office 5 Largest Relationships: $6,503,000 $6,393,000 $6,351,000 $4,976,000 $4,684,000 Total - $28,907,000 (32% of the portfolio) 16 (Dollars in thousands, as of March 31, 2025)

C&I 32% Hotel 29% Retail 25% Other 10% Office 4% SBA Portfolio Total Balance $136,269 Guaranteed Balance $42,661 0.00% 2.00% 4.00% 6.00% 8.00% $- $1,500 $3,000 $4,500 $6,000 $7,500 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Classified SBA Loans Unguaranteed Balance % of SBA Portfolio 17 SBA Loans Portfolio (Dollars in thousands, as of March 31, 2025)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $- $2,500 $5,000 $7,500 $10,000 $12,500 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Classified EF Loans Loan Balance % of EF Portfolio 18 Equipment Finance Portfolio (Dollars in thousands, as of March 31, 2025) Construction 30% Over the Road Transport 15% Healthcare 15% Other 15% Other Transport 13% Manufacturing 12% Equipment Finance Portfolio Total Balance $380,166

Noninterest- bearing 19% NOW 16% Money Market/Savings 41% Time Deposits 24% 2.17% 2.33% 2.48% 2.35% 2.19% 1.00% 1.50% 2.00% 2.50% 3.00% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Cost of Deposits Deposit Franchise 19 (Dollars in thousands, as of March 31, 2025) Total Deposits $3,736,360

Strong Profitability Metrics (Dollars in thousands, by year) $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2021 2022 2023 2024 2025 Adjusted Earnings Performance Adj. Net Income (Annualized) Adj. Net Income Adj. Diluted EPS (Annualized) 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 2021 2022 2023 2024 Q1 2025* Adjusted Return on Assets 50% 55% 60% 65% 70% 75% 2021 2022 2023 2024 Q1 2025* Adjusted Efficiency Ratio 2% 4% 6% 8% 10% 12% 14% 2021 2022 2023 2024 Q1 2025* Adjusted Return on Average Tangible Common Equity * Period reflects calendar year to date data See Appendix – Non-GAAP Reconciliation 20

Solid Asset Quality and Credit Discipline (Dollars in thousands) 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2021 2022 2023 2024 2025 Net Charge-Offs (“NCO”) and NCO to Average Loans NCOs (Annualized) NCOs NCO/Avg. Loans 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 Nonperforming Assets to Total Assets 0% 150% 300% 450% 600% 750% 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 ACL to Nonperforming Loans (Coverage Ratio) 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 21

Strong Capital Position to Support Continued Growth (Dollars in thousands) 7% 8% 9% 10% 11% 12% 13% 14% 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 Tier I Capital (to Risk-Weighted Assets) 9% 10% 11% 12% 13% 14% 15% 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 Total Risk-Based Capital (to Risk-Weighted Assets) 6% 7% 8% 9% 10% 11% 12% 13% 14% 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 Common Equity Tier I Capital (to Risk-Weighted Assets) 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 Tier I Capital (to Total Adjusted Assets) 22

Capital Strategy 0% 5% 10% 15% 20% 25% 30% $- $0.10 $0.20 $0.30 $0.40 $0.50 2021 2022 2023 2024 2025 Annualized Cash Dividends Dividend/Share Annualized Dividend/Share Dividend Payout Ratio 60% 70% 80% 90% 100% 110% 120% 130% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 12/31/21 12/31/22 12/31/23 12/31/24 3/31/25 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through March 31, 2025 45.6% 9,869,533 $204,729,000 $20.74 Shares remaining to be repurchased under most recent buyback plan 228,356 14,800 shares repurchased during the three months ended March 31, 2025 Total repurchased and authorized 10,097,889 • On April 22, 2024, the Company's Board of Directors re-authorized the repurchase of the remaining shares of the Company’s common stock under the repurchase plan originally authorized in February of 2022. 23

0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% C H C O F C B C R B C A .A C T B I S Y B T G A B C P E B O C C B G H T B U V S P C B A N C C N E F B M S F M N B C IV B S M B K C A R E S F S T Return on Assets (“ROA”) (Twelve Months ended December 31, 2024) Valuation – Peer Comparison HTB ROA 1.23% Median Source: Each institution’s respective public filings 24

0.0 5.0 10.0 15.0 20.0 25.0 S F S T S Y B T C A R E C H C O F C B C S M B K F B M S G A B C R B C A .A C B A N C C B G F M N B C T B I U V S P H T B C IV B C C N E P E B O Stock Price to Earnings per Share (“EPS”) (Twelve Months ended December 31, 2024) Valuation – Peer Comparison HTB Stock Price $33.68 HTB Diluted EPS $3.20 Stock Price to EPS 10.53x Median Source: Each institution’s respective public filings 25

0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 C H C O S Y B T F M N B G A B C F C B C F B M S P E B O C C B G R B C A .A C T B I S M B K C IV B C B A N U V S P H T B C A R E C C N E S F S T Stock Price to Tangible Book Value (“TBV”) per Share (Twelve Months ended December 31, 2024) Valuation – Peer Comparison Source: Each institution’s respective public filings HTB Stock Price $33.68 HTB TBV per Share $29.24 Stock Price to TBV 115% Median 26

Quarterly Highlights Net Income Per Share 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Basic $ 0.84 $ 0.83 $ 0.77 $ 0.73 $ 0.88 $ 0.79 Diluted $ 0.84 $ 0.83 $ 0.76 $ 0.73 $ 0.88 $ 0.79 See Appendix – Non-GAAP Reconciliation Performance Ratios 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Return on assets (ROA) 1.33% 1.27% 1.17% 1.13% 1.37% 1.21 % Return on equity (ROE) 10.52% 10.32% 9.76% 9.58% 11.91% 10.81 % Yield on earning assets 6.20% 6.27% 6.34% 6.32% 6.18% 6.03 % Rate paid on interest-bearing liabilities 2.73% 2.94% 3.12% 3.04% 2.90% 2.74 % Net interest margin 4.18% 4.09% 4.00% 4.08% 4.02% 4.02 % Efficiency ratio - adjusted 60.29% 59.89% 60.30% 59.66% 60.64% 60.52 % Asset Quality Ratios 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Nonperforming assets to total assets 0.61% 0.63% 0.64% 0.54% 0.43% 0.41 % Nonperforming loans to total loans 0.74% 0.76% 0.78% 0.68% 0.55% 0.53 % Classified assets to total assets 0.85% 1.06% 0.99% 0.91% 0.80% 0.90 % ACL to nonperforming loans 165.96% 163.68% 166.51% 194.80% 235.18% 251.60 % ACL to total loans 1.23% 1.24% 1.30% 1.33% 1.30% 1.34 % Net charge-offs to average loans 0.14% 0.19% 0.42% 0.27% 0.24% 0.29% 27

Quarterly Highlights Net Interest Margin 4.55% 4.32% 4.02% 4.02% 4.02% 4.08% 4.00% 4.09% 4.18% 4.52% 4.25% 4.02% 4.04% 3.99% 4.03% 3.95% 3.95% 4.14% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 NIM Reported NIM Core* 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Federal Funds Rate * Core net interest margin excludes accretion income and other loan fees. 28

Appendix – Non-GAAP Recon

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this document contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATE) as adjusted to exclude transactions which management does not consider to be reflective of "core" financial results. Management has presented the non-GAAP financial measures in this document as it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

Set forth is a reconciliation to GAAP of our efficiency ratio:

	3 Months Ended	12 Months Ended			
(Dollars in thousands)	3/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Noninterest expense	$ 30,961	$ 124,668	$ 123,089	$ 105,423	$ 130,578
Less: contract renewal consulting fee	-	(2,965)	-	-	-
Less: merger-related expense	-	-	(4,741)	(724)	-
Less: branch closure and restructuring expenses	-	-	-	-	(1,513)
Less: officer transition agreement expense	-	-	-	(1,795)	-
Less: prepayment penalties on borrowings	-	-	-	-	(22,690)
Noninterest expense - adjusted	$ 30,961	$ 121,703	$ 118,348	$ 102,904	$ 106,375
Net interest income	$ 42,907	$ 168,675	$ 169,433	$ 127,964	$ 106,566
Plus: tax-equivalent adjustment	418	1,460	1,244	1,189	1,268
Plus: noninterest income	8,027	33,449	32,073	34,515	42,284
Less: net death benefit proceeds from BOLI policies	-	(1,143)	(2,646)	-	-
Less: gain on sale of debt securities available for sale	-	-	-	(1,895)	-
Less: gain on sale of equity securities	-	-	-	(721)	-
Less: (gain) loss on sale of premises and equipment	-	9	(734)	(1,115)	1,398
Net interest income plus noninterest income - adjusted	$ 51,352	$ 202,450	$ 199,370	$ 159,937	$ 151,516
Efficiency ratio	60.79%	61.68%	61.08%	64.88%	87.72%
Efficiency ratio - adjusted	60.29%	60.12%	59.36%	64.34%	70.21%

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value:

	As of				
(Dollars in thousands)	3/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Total stockholder's equity	$ 565,449	$ 551,758	$ 499,893	$ 410,155	$ 401,746
Less: goodwill, core deposit intangibles, net of taxes	(38,793)	(39,189)	(41,086)	(25,663)	(25,780)
Tangible book value	$ 526,656	$ 512,569	$ 458,807	$ 384,492	$ 375,966
Common shares outstanding	17,552,626	17,527,709	17,387,069	15,673,595	16,303,461
Book value per share	$ 32.21	$ 31.48	$ 28.75	$ 26.17	$ 24.64
Tangible book value per share	$ 30.00	$ 29.24	$ 26.39	$ 24.53	$ 23.06
HomeTrust Bancshares, Inc. share price	$ 34.28	$ 33.68	$ 26.92	$ 24.17	$ 30.98
Price to tangible book value	114.2%	115.2%	102.0%	98.5%	134.3%

29

Appendix – Non-GAAP Recon Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: (Dollars in thousands) 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Total stockholder's equity 565,449$ 551,758$ 540,004$ 523,628$ 513,173$ Less: goodw ill, core deposit intangibles, net of taxes (38,793) (39,189) (39,626) (40,063) (40,500) Tangible book value 526,656$ 512,569$ 500,378$ 483,565$ 472,673$ Common shares outstanding 17,552,626 17,527,709 17,514,922 17,437,326 17,444,787 Book value per share 32.21$ 31.48$ 30.83$ 30.03$ 29.42$ Tangible book value per share 30.00$ 29.24$ 28.57$ 27.73$ 27.10$ HomeTrust Bancshares, Inc. share price 34.28$ 33.68$ 34.08$ 30.03$ 27.34$ Price to tangible book value 114.2% 115.2% 119.3% 108.3% 100.9% As of (Dollars in thousands) 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Total stockholder's equity 499,893$ 484,411$ 471,186$ 458,242$ Less: goodw ill, core deposit intangibles, net of taxes (41,086) (41,748) (42,410) (42,642) Tangible book value 458,807$ 442,663$ 428,776$ 415,600$ Common shares outstanding 17,387,069 17,380,307 17,366,673 17,370,063 Book value per share 28.75$ 27.87$ 27.13$ 26.38$ Tangible book value per share 26.39$ 25.47$ 24.69$ 23.93$ HomeTrust Bancshares, Inc. share price 26.92$ 21.67$ 20.89$ 24.59$ Price to tangible book value 102.0% 85.1% 84.6% 102.8% As of (Continued) 30

Appendix – Non-GAAP Recon

(Continued)

In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC.

	3 Months Ended	12 Months Ended			
(Dollars in thousands)	3/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Contract renewal consulting fee	$ -	$ 2,965	$ -	$ -	$ -
Merger-related expense	-	-	4,741	724	-
Provision for credit losses established for merger	-	-	5,270	-	-
Net death benefit proceeds from BOLI policies	-	(1,143)	(2,646)	-	-
Tax impact of BOLI restructuring	-	-	288	-	-
Gain on sale of equity securities	-	-	-	(721)	-
Loss (gain) loss on sale of premises and equipment	-	9	(734)	(1,115)	1,398
Branch closure and restructuring expenses	-	-	-	-	1,513
Officer transition agreement expense	-	-	-	1,795	-
Gain on sale of debt securities available for sale	-	-	-	(1,895)	-
Prepayment penalty on borrowings	-	-	-	-	22,690
Total adjustments	-	1,831	6,919	(1,212)	25,601
Less: tax effect	-	(430)	(1,558)	285	(6,016)
Total adjustments, net of tax	-	1,401	5,361	(927)	19,585
Net income (GAAP)	14,539	54,805	50,044	36,905	22,066
Adjusted net income (non-GAAP)	$ 14,539	$ 56,206	$ 55,405	$ 35,978	$ 41,651
Average shares outstanding - basic	17,011,359	16,914,741	16,604,881	15,149,241	15,815,635
Average shares outstanding - diluted	17,113,424	16,977,330	16,622,371	15,319,601	16,182,068
Basic EPS (GAAP)	$ 0.84	$ 3.21	$ 2.99	$ 2.42	$ 1.38
Non-GAAP adjustment	-	0.08	0.32	(0.06)	1.24
Adjusted basic EPS (non-GAAP)	$ 0.84	$ 3.29	$ 3.31	$ 2.36	$ 2.62
Diluted EPS (GAAP)	$ 0.84	$ 3.20	$ 2.99	$ 2.39	$ 1.35
Non-GAAP adjustment	-	0.08	0.32	(0.06)	1.21
Adjusted diluted EPS (non-GAAP)	$ 0.84	$ 3.28	$ 3.31	$ 2.33	$ 2.56
Average assets	$ 4,427,045	$ 4,439,661	$ 4,285,115	$ 3,551,791	$ 3,618,635
Average equity	$ 560,312	$ 528,288	$ 471,107	$ 398,055	$ 401,527
ROA (GAAP)	1.33%	1.23%	1.17%	1.04%	0.61%
Non-GAAP adjustment	0.00%	0.03%	0.13%	-0.03%	0.54%
Adjusted ROA (non-GAAP)	1.33%	1.26%	1.30%	1.01%	1.15%
ROE (GAAP)	10.52%	10.37%	10.62%	9.27%	5.50%
Non-GAAP adjustment	0.00%	0.27%	1.14%	-0.23%	4.88%
Adjusted ROE (non-GAAP)	10.52%	10.64%	11.76%	9.04%	10.38%
Average equity	$ 560,312	$ 528,288	$ 471,107	$ 398,055	$ 401,527
Less: goodwill, core deposit intangible, net of taxes	(38,793)	(39,189)	(41,086)	(25,663)	(25,780)
Average tangible book value	$ 521,519	$ 489,099	$ 430,021	$ 372,392	$ 375,747
Adjusted ROATCE	11.15%	11.49%	12.88%	9.66%	11.08%

31

Appendix – Non-GAAP Recon

(Continued)

Set forth is a reconciliation to GAAP of our quarterly efficiency ratio:

(Dollars in thousands)	3 Months ended					
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Non interest expense	$ 30,961	$ 34,009	$ 30,585	$ 30,210	$ 29,864	$ 29,781
Less: contract renew al consulting fee	-	(2,965)	-	-	-	-
Noninterest expense - adjusted	$ 30,961	$ 31,044	$ 30,585	$ 30,210	$ 29,864	$ 29,781
Net interest income	$ 42,907	$ 43,205	$ 42,074	$ 42,166	$ 41,230	$ 41,923
Plus: tax-equivalent adjustment	418	389	368	354	349	341
Plus: noninterest income	8,027	8,243	8,282	8,113	8,811	8,248
Less: gain on death benefit proceeds from BOLI policies	-	-	-	-	(1,143)	(1,554)
Less: (gain) loss on sale of premises and equipment	-	-	-	-	9	248
Net interest income plus noninterest income - adjusted	$ 51,352	$ 51,837	$ 50,724	$ 50,633	$ 49,256	$ 49,206
Efficiency Ratio	60.79%	66.10%	60.74%	60.08%	59.69%	59.36%
Efficiency Ratio - adjusted	60.29%	59.89%	60.30%	59.66%	60.64%	60.52%

Set forth is a reconciliation to GAAP of our quarterly return on assets:

(Dollars in thousands)	3 Months ended					
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Contract renew al consulting fee	$ -	$ 2,965	$ -	$ -	$ -	$ -
Gain on death benefit proceeds from BOLI policies	-	-	-	-	(1,143)	(1,554)
Loss (gain) loss on sale of premises and equipment	-	-	-	-	9	248
Total adjustments	$ -	$ 2,965	$ -	$ -	$ (1,134)	$ (1,306)
Less: tax effect	-	(697)	-	-	266	307
Total adjustments, net of tax	-	2,268	-	-	(868)	(999)
Net income (GAAP)	14,539	14,208	13,112	12,418	15,067	13,464
Adjusted net income (non-GAAP)	$ 14,539	$ 16,476	$ 13,112	$ 12,418	$ 14,199	$ 12,465
Average assets	$ 4,427,045	$ 4,461,612	$ 4,449,215	$ 4,426,915	$ 4,420,556	$ 4,406,129
Average equity	$ 560,312	$ 547,711	$ 534,726	$ 521,562	$ 508,870	$ 494,106
ROA (GAAP)	1.33%	1.27%	1.17%	1.13%	1.37%	1.21%
Non-GAAP adjustment	0.00%	0.20%	0.00%	0.00%	-0.08%	-0.09%
Adjusted ROA (non-GAAP)	1.33%	1.47%	1.17%	1.13%	1.29%	1.12%
ROE (GAAP)	10.52%	10.32%	9.76%	9.58%	11.91%	10.81%
Non-GAAP adjustment	0.00%	1.66%	0.00%	0.00%	-0.68%	-0.81%
Adjusted ROE (non-GAAP)	10.52%	11.98%	9.76%	9.58%	11.23%	10.00%

32

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 33